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                                                                    Exhibit 10.9


                     UNITED ASSET MANAGEMENT CORPORATION

                  1994 ELIGIBLE DIRECTORS STOCK OPTION PLAN

1.   Purpose of Plan

     The purpose of this plan (the "Plan") is to grant options to purchase shares of the common stock, $.01 par value (the "Common Stock"), of United Asset Management Corporation (the "Company") to Eligible Directors (as defined in Section 4 of the Plan) of the Company at market value on the date of grant, and to permit the granting of stock options to Eligible Directors at an exercise price less than market value at the date of grant as an alternative to the payment of Directors' fees in cash. The Company believes that the granting of such options will serve to enhance the Company's ability to attract and retain the services of such persons, to provide additional incentives to them and to encourage the highest level of performance by them by offering them a proprietary interest in the Company's success. The Company also believes that the Plan will encourage directors to make greater equity investment in the Company, more closely aligning the interests of the directors and the stockholders.

2.   Shares Reserved Under the Plan

     Subject to the adjustment provided in Section 8, the aggregate number of shares of Common Stock which may be issued and sold pursuant to options granted under the Plan shall not exceed 300,000 shares, which may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased will again become available for purposes of the Plan.

3.   Administration

     The Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) adopted under the Securities Exchange Act of 1934 (the "Act") with respect to the Automatic Options granted hereunder and accordingly is intended to be self-governing. To this end the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by the compensation committee (the "Committee") consisting of not less than three (3) members of the Board of Directors of the Company (the "Board"). The interpretation and administration by the Committee of any provisions of the Plan and any option granted thereunder shall be final and conclusive on all persons having any interest therein.

     No members of the Committee or the Board shall be held liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.   Option Grants

     "Eligible Directors" shall mean directors of the Company who are directors on the date of grant, who are not officers or employees of the Company and who are not eligible to participate under any other Company stock related plan unless in the opinion of counsel to the Company such participation would not impair the status of such Eligible Director as a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Act. All options granted under the Plan shall be non-incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (a) Regular Options

             Each Eligible Director who is such on the 30th day following the date on which each Annual Meeting of the Stockholders of the Company (the "Annual Meeting") is held during the term of the

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        Plan shall on such 30th day be granted a stock option to purchase
        5,000 shares of Common Stock. Each such option is defined herein as a "Regular Option."

             The date of grant of an option to an Eligible Director under the Plan shall be the applicable day referred to immediately above.

     (b) Discounted Options

             (i) Subject to such other rules as the Committee may adopt from time to time, during the term of the Plan, options to purchase Common Stock at a discount from fair market value on the date of grant ("Discounted Options") shall be granted to any Eligible Director who, no later than June 15, with respect to the six-month period commencing July 1 of such year, and no later than December 15, with respect to the six-month period commencing January 1 of the following year (each six month period, a "Semi-Annual Period"), has filed with the Company an irrevocable election to receive a stock option in lieu of all or a specified portion (expressed in terms of a percentage of the Semi-Annual Fee) of the Semi-Annual Fee (as defined in Subsection 4(b)(iii)) expected to be earned by such Director for the Semi-Annual Period beginning on the July 1 or January 1 immediately following the election.

             (ii) Discounted Options shall be granted to an electing Eligible Director on December 16 with respect to the Semi-Annual Period which began on July 1 of the same year, and on June 16, with respect to the Semi-Annual Period which began on January 1 of the same year.

             A separate election must be made for each Semi-Annual Period, although a Director may specify that a particular election shall apply to future Semi-Annual Periods unless amended or revoked; provided, however, that no amendment or revocation may be made with respect to a Semi-Annual Period after the applicable election date for such Semi-Annual Period. The Director shall not be entitled to receive in cash any portion of the Semi-Annual Fee for which an election has been made to receive an option.

             (iii) Option Formula. The number of shares of Common Stock subject to each Discounted Option granted to any Eligible Director for a Semi-Annual Period shall be equal to the nearest number of whole shares of Common Stock, with cash payment for fractional shares, determined in accordance with the following formula:

    Semi-Annual Fee
------------------------  =   Number of Shares
Fair Market Value minus
Discounted Option Price

     "Discounted Option Price" and "Fair Market Value" shall be defined as set forth in Section 5 below. "Semi-Annual Fee" shall mean the quarterly retainer fees which the Director will be entitled to receive during a Semi-Annual Period for serving as a Director pursuant to the policy in effect for each year during the term of the Plan, but expressly excluding fees paid for attendance at or participation in meetings of the Board or any committee thereof; provided, however, that if a Director elects to receive a stock option in lieu of only a portion of the Semi-Annual Fee, the SemiAnnual Fee for purposes of the foregoing formula shall equal the portion of the Semi-Annual Fee so elected. For purposes of this Plan, "Semi-Annual Fee" shall also not include expenses reimbursed by the Company for attendance at or participation in meetings of the Board or any committee of the Board or fees for any other services to be provided to the Company.

5.   Option Price

          (a) Regular Option

          The price per share at which each Regular Option granted under the Plan to an Eligible Director may be exercised ("Regular Option Price") shall be the fair market value of the Common Stock as determined by the closing sales price of such Common Stock on the consolidated tape of the principal

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     exchange on which such Common Stock is traded on the date of grant, or if there are no sales on such date, on the trading day next preceding the date of grant on which a sale took place, or, if the Common Stock is not so traded, then as determined by a principal market maker for such Common Stock selected by the Committee ("Fair Market Value").

          (b) Discounted Stock Options

          The price per share at which each Discounted Option granted under the Plan to an Eligible Director may be exercised (the "Discounted Option Price," the Automatic Option Price and the Discounted Option Price being sometimes hereinafter referred to as the "Option Price") shall be seventy-five percent (75%) of the Fair Market Value of the Common Stock on the date the Discounted Option is granted.

          (c) In no event shall the Option Price per share for any option under the Plan be less than the par value per share.

6.   Terms of Grant

     Each option granted under the Plan shall be evidenced by and subject to the terms and conditions of an Option Grant attached hereto as Exhibit A. Each Option Grant executed and delivered to an Eligible Director shall contain the following terms and conditions. Each option shall expire 5 years from the date of grant of such option, and shall be exercisable in full beginning immediately on the date of grant thereof, in the case of Discounted Options, and on or after the date which is 6 months after the date of grant thereof, in the case of Regular Options. Each Eligible Director to whom an option is granted may exercise such option from time to time, in whole or in part, during the period that it is exercisable, by payment of the Option Price of each share purchased, in cash, or by delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value of not less than the product of the Option Price multiplied by the number of shares the participant intends to purchase upon exercise of the option on the date of delivery. The shares of Common Stock issued upon exercise of an option granted under this Plan will be acquired for investment and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto. In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance shares to be issued pursuant to the Plan on a national securities exchange or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify each Eligible Director to that effect and no shares of Common Stock subject to an option shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective. Nothing in this Plan or in the Option Grant will confer upon any Eligible Director the right to continue as a director of the Company. The shares of Common Stock issued on exercise of the option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or By-laws of the Company.

     No stock option may be transferred by the optionee, other than by will or the laws of descent and distribution. A stock option can be exercised during such individual's lifetime only by him.

7.   Termination of Directorship

     An Eligible Director's right to participate in the Plan shall automatically terminate if and when such Director becomes an employee of the Company. Options granted to an Eligible Director shall cease to be exercisable 6 months after the date such Director ceases to be a director for any reason other than death. If an Eligible Director ceases to be a director on account of his death, any option previously granted to him, whether or not exercisable at the date of death, may be exercised by his executor, administrator or the person or persons to whom his rights under the option shall pass by will or the applicable laws of descent and

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distribution, at any time within 12 months after the date of death, but in no event after the expiration of the option.

8.   Adjustment of Shares Reserved Under the Plan

     The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which options may be granted to any individual and the Option Price per share shall be appropriately adjusted by the Board in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company, but no adjustment in the Option Price shall be made which would reduce the Option Price per share to less than the par value per share.

9.   Dissolution or Reorganization

     Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, such option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each optionee not less than fourteen days written notice of the date of suspension, prior to which an optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options shall continue in full force and effect subject to the terms of their respective Option Grants.

10. Amendment and Termination of Plan

     The Board may amend, suspend, or terminate the Plan, including the form of Option Grant incorporated herein by reference. No such action, however, may, without approval or ratification by the shareholders, increase the maximum number of shares reserved under the Plan except as provided in Section 8, alter the class or classes of individuals eligible for options, change the number of shares of Common Stock subject to options to be granted to Eligible Directors or the exercise price thereof (other than pursuant to Section 8), or the date of grant or the terms and conditions expressly set forth in Sections 4, 5 and 6 of this Plan, or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the shareholders. No such action may, without the consent of the holder of the option, alter or impair any option previously granted. No such action which would amend the Plan to change the amount, timing or price of the Automatic Option grants made to Eligible Directors hereof may be made more often than once every six months except to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the applicable rules and regulations thereunder.

     In any event, the Plan shall terminate 10 years from the date of adoption by the Board of Directors, or if earlier, from the date of approval by the shareholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding options and any shares which thereafter become available because of the expiration or termination of an option shall cease to be reserved for purposes of the Plan.

11. Date of Adoption

     The date of adoption of this Plan by the Board is January 18, 1994.

12. Date of Approval

     The date of approval of this Plan by the shareholders and the Plan's effective date is May 19, 1994.

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                                                                     Exhibit A

                     UNITED ASSET MANAGEMENT CORPORATION
                       Eligible Directors Option Grant

     This non-incentive stock option, granted as of           , 19  (the
"Option") is granted by United Asset Management Corporation ("UAM") to
          (the "Optionee"), a non-employee director of UAM.

1.   Shares Subject to Option

     Pursuant to the provisions of the United Asset Management Corporation 1994 Eligible Directors Stock Option Plan, as amended from time to time (the "Plan"), UAM hereby grants to the Optionee an option to purchase shares of its Common Stock ($.01 par value) (the "Optioned Shares") at a price
of $          per share, in accordance with and subject to all the terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.   Term and Exercise of Option

     Except as otherwise provided in the Plan, or in this Option, the Option shall terminate at the close of business five years from the date of grant and may be exercised only by the Optionee or, to the extent provided in Section 3(b) hereof, by his legal representative.

     While the Option is effective and the Optionee continues to be an eligible non-employee director of UAM, the Optioned Shares shall become available for purchase by the Optionee immediately, if this Option is a Discounted Option as defined in the Plan, and on or after the date which is six months from the date of this grant, if the Option is an Automatic Option as defined in the Plan. The option price of each share purchased shall be paid in cash or by delivery of other shares of UAM's Common Stock owned by the Optionee with a fair market value equal to the exercise price of the Optioned Shares to be purchased, or in any combination of the two forms of payment.

     The Company, upon fulfillment of the requirements for exercise, including receipt of the payment of the purchase price, shall deliver the shares purchased hereunder to the Optionee.

3.   Terms and Conditions of Exercise

     Each exercise and purchase of shares pursuant to the Option shall be subject to the following terms and conditions:

          (a) Options granted to an Optionee shall cease to be exercisable 6 months after the date such Optionee ceases to be a director for any reason other than death.

          (b) If the Optionee dies, then his legal representative or the person or persons to whom his rights under the Option shall pass by will or by the applicable laws of descent and distribution shall be entitled, subject to the condition that no Option shall be exercisable after the expiration of five years from the date it was granted, within twelve months after the date of his death, to exercise the Option.

          (c) The Optionee shall hold the Optioned Shares for investment and not with a view to, or for resale in connection with, any public distribution of such shares, and if requested, shall deliver to UAM appropriate certificates to that effect. The restriction shall terminate upon the registration of such shares under federal and state securities laws.

          (d) In the event that UAM, upon the advice of counsel, deems it necessary to list upon official notice of issuance any shares to be issued pursuant to the Plan on a national securities exchange or to register under the Securities Act of 1933 or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then UAM shall notify the Optionee to that effect and no Optioned Shares shall be issued until such registration, listing or exemption has been

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     obtained. UAM shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective.

4.   Option Non-Transferable

     This Option may not be transferred by the Optionee or by operation of law other than by will or by the laws of descent and distribution. It may be exercised during the lifetime of the Optionee only by him.

5.   Right to Terminate

     Nothing contained in the Option Grant or the Plan shall entitle the Optionee to remain a director of UAM or an Eligible Director under the Plan.

6.   Dissolution or Reorganization

     Prior to dissolution, liquidation, merger, consolidation or reorganization of UAM (the "Event"), the Board may decide to terminate each outstanding option. If the Board so decides, each option shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding options a reasonable time prior to the Event, giving each Optionee not less than fourteen days written notice of the date of suspension, prior to which an Optionee may purchase in whole or in part the Optioned shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all options continue in full force and effect, subject to the terms of their respective Option Grants.

7.   Restrictions on Transfer of Stock

     The shares of stock issued on exercise of the Option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or By-laws of UAM, as each may be amended from time to time, and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Optionee.

                                       UNITED ASSET MANAGEMENT CORPORATION

(Corporate Seal)
                                       By:
                                           -----------------------------------
                                                       President
Attest:
        -----------------------
              Secretary
                                    (LOGO)

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